UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

2021 Annual Meeting of Stockholders

Alto Ingredients, Inc. (the “Company”) expects to hold its annual meeting of stockholders on or about June 17, 2021 and will hold the meeting at a time and location to be determined. The record date and the time, definitive date and location of the 2021 annual meeting of stockholders will be announced in due course. Because the date of the 2021 annual meeting is expected to change by more than 30 days from the date of the 2020 annual meeting, the Company’s desires to inform its stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2021 annual meeting.

Proposals by stockholders that are intended for inclusion in the Company’s proxy statement and proxy and to be presented at its 2021 annual meeting must be delivered to the Secretary of the Company at the Company’s principal executive offices by Friday, February 19, 2021 in order to be considered for inclusion in the Company’s proxy materials. Those proposals may be included in the Company’s proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals as well as the bylaws of the Company, as applicable, and as set forth below.

For all other proposals by stockholders to be timely, a stockholder’s notice must be delivered to, or mailed and received by, the Secretary of the Company at its principal executive offices by Monday, February 8, 2021. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the information required in Section 2.15 of the bylaws of the Company and otherwise comply with that Section, which provides as follows:

Section 2.15 Advance Notice of Stockholder Nominations and Proposals.

(a) At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.15. In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.15(a) or Section 2.15(c), as applicable, in writing to the secretary of the Corporation even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than thirty (30) days in advance of the anniversary of the previous year’s annual meeting or not later than seventy (70) days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the 10th day following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For purposes of this Section 2.15, the term “Public Disclosure” shall mean a disclosure made in a press release reported by Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) For the nomination of any person or persons for election to the Board of Directors, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) For all business other than director nominations, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (iii) the information required by Section 2.15(b)(vi) of these Bylaws.

(d) The foregoing notice requirements of Sections 2.15(b) and 2.15(c) shall be deemed satisfied by a stockholder with respect to business or a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal or make a nomination at an annual meeting in compliance with the applicable rules and regulations promulgated under Section 14(a) of the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(e) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (x) by or at the direction of the Board of Directors or (y) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.15 is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.15. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by this Section 2.15 shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to such special meeting and not earlier than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the date of Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The foregoing notice requirements of this Section 2.15(e) shall be deemed satisfied by a stockholder with respect to a nomination if the stockholder has notified the Corporation of his, her or its intention to present a nomination at such special meeting in compliance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and such stockholder’s nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such special meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(f) Notwithstanding anything in these Bylaws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.15, and (ii) except as otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting pursuant to this Section 2.15 does not provide the information required under this Section 2.15 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. The requirements of this Section 2.15 shall apply to any business or nominations to be brought before an annual meeting by a stockholder whether such business or nominations are to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. The requirements of this Section 2.15 are included to provide the Corporation notice of a stockholder’s intention to bring business or nominations before an annual meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business or make such nominations before an annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2021	ALTO INGREDIENTS, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary